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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2005

ISONICS CORPORATION
(Name of small business issuer as specified in its charter)

California State of Incorporation	001-12531 Commission File Number	77-0338561 IRS Employer Identification No.
5906 McIntyre Street, Golden, Colorado 80403 Address of principal executive offices
303-279-7900 Telephone number, including Area code
Not applicable Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01—Entry into a Material Definitive Agreement

        On February 24, 2005 (the "Closing" or "Closing Date"), we completed a private placement pursuant to which we issued to accredited investors (each an "Investor" and together the "Investors") 8% convertible debentures ("Debentures") in the aggregate principal amount of $22,000,000 and 1,540,000 common stock purchase warrants ("Warrants"), each of which can be exercised for $6.25 per share for a period of three years. In addition to the Debentures and Warrants issued to the investors, we paid a placement agent a 3% cash fee of $660,000 and we also issued a $770,000 Debenture and 53,900 Warrants to an unaffiliated party who provided us services in connection with completing the transaction.

        To complete the transaction, we entered into the following agreements (collectively the "Transaction Documents"):

  Securities Purchase Agreement,
  Debenture,
  Warrant Agreement,
  Registration Rights Agreement,
  Escrow Agreement, and
  Voting Agreement

        This transaction obligates us to issue more shares of common stock than the 91,000 shares that are currently available for issuance. We have therefore agreed to seek shareholder approval at our 2004 annual shareholders meeting scheduled for April 19, 2005 of an increase in the authorized capital from 40,000,000 shares of common stock to 75,000,000 shares of common stock. Our officers and directors have agreed to vote in favor of increasing our authorized capital. Upon obtaining shareholder approval to increase the authorized common stock, we will reserve a sufficient number of shares to cover the full amount of common stock that may be issued pursuant to the Debentures and Warrants.

Securities Purchase Agreement

        To complete the transaction, we entered into the Securities Purchase Agreement with each of the Investors. In the Securities Purchase Agreement:

  We made customary representations and warranties to the Investors, and received customary representations and warranties from the Investors;

  With the exception of "Exempt Issuances," we have agreed to give the Investors a right of first refusal in all of our financings for a period of 12 months following the effectiveness date of the initial registration statement required under the Registration Rights Agreement, subject to a prior right of first refusal given to Asset Managers International Ltd., the purchaser of our Series E Convertible Preferred Stock in October 2004.

  With the exception of "Exempt Issuances," we have also agreed not to sell any common stock or common stock equivalents through the period ending 90 days after the effectiveness of the registration statement.

  The Investors agreed not to make any short sales of our common stock until the transaction is announced (being accomplished by this Form 8-K).

        In the event we fail to deliver common stock certificates within the allotted time after a conversion of a Debenture or exercise of a Warrant, we will be required to pay liquidated damages in the amount of 1% of the value of the shares of common stock underlying the Debenture or Warrant. These damages apply for each trading day up through 5 trading days, after which time liquidated damages increase to 2% until such time as the certificates are delivered.

        For the purposes of the Securities Purchase Agreement, the Debentures, and the Warrants, the term "Exempt Issuance" means the issuance of

  (a)
  shares of our common stock or options to our employees, officers or directors pursuant to any stock or option plan duly adopted by a majority of the non-employee members of our Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose,

  (b)
  shares of our common stock or options to our non-employee directors pursuant to our directors stock option plan,

  (c)
  shares of our common stock or options or warrants to non-employee consultants as compensation for services rendered, in an aggregate amount not to exceed 1,000,000 shares or equivalents for any twelve-month period,

  (d)
  securities upon (i) the exercise of or conversion of any securities issued hereunder, (ii) the exercise or conversion of any convertible securities, options or warrants issued and outstanding on the date of the Securities Purchase Agreement, or (iii) the application of any anti-dilution provisions contained in the provisions establishing any securities issued under the Securities Purchase Agreement or that are outstanding on the date of the Securities Purchase Agreement or that are issuable pursuant to the plans described in clauses (a) or (b) hereof, provided that the material terms of such issuances in clauses (i)-(iii) are determined on the date hereof and are not amended after the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, and

  (e)
  securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in which we anticipate receiving benefits in addition to the investment of funds, but shall not include a transaction in which we are issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

        Because the Debentures contemplate the possible issuance of securities at or below the market price of our common stock upon payment of interest by issuing common stock at 90% of market value at the time of payment or by issuing common stock to redeem debentures at 88% of market value, we have agreed with the Investors to hold a meeting of our shareholders on or before November 30, 2005 for the purpose of obtaining shareholder approval of the transaction. Our Board of Directors has agreed to recommend to the shareholders that they approve the transaction. If we fail to obtain shareholder approval at that meeting, we are obligated to hold at least one meeting of shareholders semi-annually thereafter for the purpose of obtaining shareholder approval until the Debentures are no longer outstanding. (See the discussion of "Share Issuance Limitations," below, for further information regarding the shareholder approval requirement.)

8% Convertible Debentures

        The 8% convertible debentures were issued in the principal amount of $22,000,000. The Debentures bear an interest rate of 8% (payable at the end of each calendar quarter) and will mature on February 28, 2007.

        We may not prepay the principal amount of the Debentures without the consent of the holders. The holders may convert the Debentures into shares of our common stock at any time (and from time to time) at a conversion price of $5.00 per share.

        We have agreed to reduce the principal amount of the Debentures by 1/12th per month beginning March 1, 2006 (approximately one year after the Closing Date). If certain "equity conditions" have been met (and subject to the "share issuance limitations" discussed below), we may, at our discretion, redeem the debentures in cash or shares of our common stock. If we choose to redeem the debentures in shares of our common stock, we must do so at a price equal to the lesser of the conversion price (as it may be adjusted) and 88% of the average of the ten closing prices ending on the trading day immediately prior to the applicable monthly redemption date.

        We also have the option, at our discretion, to make quarterly interest payments in either cash or common stock provided the "equity conditions" are met and subject to the share issuance limitations discussed below. If the "equity conditions" have been met and we choose to give the Investors notice of our intention to pay interest in common stock, we will do so by pricing the common stock at the lesser of the conversion price (as adjusted) and 90% of the lesser of (i) the average of the 20 closing prices ending on the trading day immediately prior to the applicable interest payment date or (ii) the average of the 20 closing prices ending on the trading day immediately prior to the date the applicable interest payment shares are issued and delivered if after the interest payment date.

        As noted above, we are only able to redeem the Debentures or pay interest by issuing shares of our common stock if the "equity conditions" are met and subject to the share issuance limitations discussed below. As defined in the Debentures, the term "equity conditions" means that:

  (i)
  the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more notice(s) of conversions, if any,

  (ii)
  all liquidated damages and other amounts owing in respect of the Debentures shall have been paid;

  (iii)
  there is an effective Registration Statement pursuant to which the holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Debentures and the Warrants (and we believe, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future),

  (iv)
  our common stock is trading on our principal trading market and all of the shares issuable pursuant to the Debentures and the Warrants are listed for trading on that market (and we believe, in good faith, that trading of our common stock on that trading market will continue uninterrupted for the foreseeable future),

  (v)
  there is a sufficient number of authorized but unissued and otherwise unreserved shares of common stock for the issuance of all of the shares issuable pursuant to the Debentures and the Warrants,

  (vi)
  there is then existing no event of default under the Debenture, or event which, with the passage of time or the giving of notice, would constitute an event of default,

  (vii)
  all of the shares issued or issuable pursuant to the transaction proposed would not violate the share issuance limitations described below, and

  (viii)
  there is no pending or proposed fundamental transaction (defined to include things like a merger), change of control transaction (defined to include a change of ownership of 33%) or acquisition transaction that has not been publicly announced.

        Under certain circumstances, the Debenture holders are entitled to have the number of shares issuable pursuant to the Debenture adjusted to correspond to common stock holders' rights to any stock dividend, stock split, stock combination or reclassification of shares.

        We may be required to prepay the Debentures in the event certain transactions or events of default occur. The amount of such mandatory prepayment is calculated at 130% above the actual principal amount subject to repayment at that time. In addition to the 30% premium in those cases, we will also have to pay accrued interest and all other amounts due.

        We have the right to force the conversion of the Debentures to common stock in the event at least one year has passed since the Closing, our common stock has reached a price that exceeds 150% of the conversion price $5.00 for 20 out of 30 consecutive trading days, a registration statement for the shares exists and the equity conditions exist (and subject to the share issuance limitations discussed below).

        If we fail to deliver common stock certificates within the allotted time after a conversion of a Debenture, we will be required to pay liquidated damages in the amount of 1% for the principal amount of the Debenture being converted. These damages apply for each trading day up through 5 trading days, after which time liquidated damages increase to 2% until the certificates are delivered.

        The Debentures provide that an event of default occurs, among numerous other instances, if:

  (1)
  we default or have an event of default under any material term of any of the Transaction Documents (with certain exceptions);

  (2)
  we are a party to a change of control transaction or we enter into a contract with respect to same;

  (3)
  we merge into or consolidate with another person or entity and after the transaction, stockholders of the Company immediately prior to the transaction own less than 33% of the aggregate voting power of the Company or the successor entity of such transaction;

  (4)
  we sell or transfer assets to another person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction; and

  (5)
  replacement at one time or within a three year period of more than one-half of the members of our board of directors which is not approved by a majority of those individuals who are members of the board of directors on the Closing Date) or we enter into a contract with respect to same;

  (6)
  a registration statement is not declared effective by the Securities and Exchange Commission no later than 270 calendar days after the Closing Date;

  (7)
  if the effectiveness of the registration statement lapses or the holders of the common stock issued pursuant to the Debentures or Warrants are not permitted to resell under the registration statement for a certain period of time.

        Remedies for an event of default, include the option to accelerate payment of the full principal amount of the Debentures, together with interest and other amounts due, to the date of acceleration. The principal amount of the Debentures shall be equal to 130% of the then-principal amount of the Debentures plus all interest and other amounts due or a conversion calculation, whichever is higher.

Warrants

        In the transaction, the Investors acquired warrants to purchase 1,540,000 shares of our common stock at a price of $6.25 per share, which are exercisable for three years.

        The Warrants include normal anti-dilution provisions. In addition, the Warrants require an automatic repricing of the Warrant if we make certain sales of our common stock or common stock equivalents in a capital-raising transaction at a price below the Warrant exercise price. This "ratchet adjustment" provision does not apply in the case of exempt issuances (described above).

Share Issuance Limitations

        The Debentures and the Warrants have certain limitations on our ability to issue shares to the Investors. Under the terms of the Debentures and the Warrants, we are prohibited from issuing shares of our common stock to the holders of the Debentures (upon conversion, in payment of interest, or in redemption or payment of the Debentures) and the Warrants (upon exercise) if:

  The issuance would result in any holder owning more than 4.99% of our outstanding common stock (although the holders can waive this provision upon more than 60 days' notice to us); or

  The issuance would result in more than 5,514,601 shares having been issued pursuant to the Debentures and the Warrants (19.999% of the total number of shares outstanding on February 24, 2005) unless our shareholders have approved the transaction as required by the Nasdaq Marketplace rules.

        If our shareholders approve the transaction, the 19.999% contractual limitation as to the number of shares that can be issued will no longer be applicable, although the 4.99% limitation will continue to be applicable until (if ever) waived by an Investor. Waiver by one Investor does not eliminate the provision as to all Investors.

Registration Rights Agreement

        As a part of the transaction, we entered into the Registration Rights Agreement with each of the Investors. As a result, we have an obligation to register the shares of common stock underlying the Debentures and Warrants. We must file an initial registration statement within 150 days of the Closing Date (July 24, 2005, subject to a fifteen day grace period), and obtain effectiveness of the registration statement within 180 days after the Closing Date (August 23, 2005).

  If we fail to file the registration statement within 165 days (which includes the grace period), we are obligated to pay the Investors liquidated damages. The first month of the liquidated damages shall equal 1.5% of the principal amount of the purchase price ($330,000, including the amount payable to the Placement Agent). Liquidated damages in subsequent months shall equal 1% of the principal amount of the purchase price ($220,000) and shall be due on a monthly basis until the registration statement is filed, through the 270th day after the Closing Date.

  If the registration statement is not declared effective within the 180 day period, we are also obligated to pay liquidated damages equal to 1% of the principal amount of the purchase price per month through the 270th day after the Closing Date or the registration statement is declared effective. After the 270th day, liquidated damages will not accrue, however, the Debenture holders may declare us in default.

  If we are in default under both the filing obligation and the effectiveness obligation, we are only obligated to pay one of the liquidated damages, not both.

        We also agreed that we will not file any additional registration statements for other transactions unless we are required, contractually or otherwise, to do so. We have exempted from this restriction:

  actions required to update our existing Form SB-2 registration statement our obligation to register shares held by the holders of our Series E Convertible Preferred Stock (issued in October 2004) and the shares issued in the acquisition of the assets for our semi-conductor division in June 2004, as well as certain other obligations we have.

        We have also agreed to give the Investors piggy-back registration rights if we file a registration statement at any time that there is not an effective registration statement including all of their securities. We are obligated to bear all of the expenses of the registration statement except for the legal fees and expenses of the Investors and their commissions and other selling expenses.

        The Registration Rights Agreement contains mutual indemnification provisions by which we agree to indemnify the Investors in certain circumstances, and the investors agree to indemnify us in other circumstances.

Escrow Agreement

        We entered into an escrow agreement pursuant to which all of the Transaction Documents and subscription amounts will be deposited with the Escrow Agent. The Escrow Agent is the law firm of Feldman Weinstein LLP. We and all of the Investors have waived any conflict of interest with respect to the Escrow Agent, who has acted and may continue to act as legal counsel to one of the Investors in this transaction. In the event we have not deposited all of the certificates evidencing the securities by the deadline, the Investors shall have the right to demand the return of their portion of the subscription amount. Upon receiving all necessary release notices consenting to the transfer of the subscription amount, the Escrow Agent shall transfer 97% of the subscription amount to us and the remaining 3% to the placement agent (J. H. Darbie & Company) and to the attorney for the purchasers ($40,000).

Voting Agreement

        All of our officers and directors have entered into voting agreements pursuant to which each such person has irrevocably agreed to vote all shares of our voting stock over which such person has voting control in favor of any resolution presented to our shareholders to approve the issuance to one shareholder (including any beneficial owners), in the aggregate, of more than the number of shares of our common stock that are allowed to be issued under the applicable rules and regulations of the Nasdaq Smallcap Market without shareholder approval.

Item 2.03—Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        See the discussion in Item 1.01, above, which discusses the Debenture. The Debenture constitutes a direct financial obligation.

Item 3.02—Unregistered Sales of Securities

        As described in Item 1.01, above, on February 24, 2005, we issued the Debentures and the Warrants to Investors as partial consideration for their investment of $22,000,000 and as payment of a placement agent fee. The following sets forth the information required by Item 701 in connection with this transaction:

(a)
The transaction was completed effective February 24, 2005. The securities sold were the Debentures and the Warrants.

  The Debentures are convertible into shares of our common stock and (if the equity conditions described above exist and we do not violate the share issuance limitations described above) we are permitted to pay interest by issuing shares of our common stock, and we are entitled to redeem or pay the Debentures by issuing shares of our common stock.

  The Warrants are exercisable to acquire shares of our common stock as described above, and providing the issuance of shares do not violate the share issuance limitations discussed above.

(b)
A 3% cash fee was paid to the placement agent for the transaction, J.H. Darbie & Company as described in Item 1.01 above. The securities were sold to ten persons, each of whom was an accredited investor.

(c)
The total offering was $22,000,000 cash. We also issued a $770,000 Debenture and 53,900 Warrants to an unaffiliated party who provided us services in connection with the transaction.

(d)
We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the Investors with disclosure of all aspects of our business, including providing the Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the Investors obtained all information regarding Isonics that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes. Each of the Investors represented to us that it was an accredited investor.

(e)
Each Warrant issued in this transaction is exercisable through February 23, 2008. The Warrants have an exercise price of $6.25. Additional terms applicable to the Warrants are described in Item 1.01, above.

(f)
Not applicable.

Item 9.01—Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired.

        Not applicable.

(b)
Pro forma financial information.

        Not applicable.

(c)
Exhibits

  10.1    Securities Purchase Agreement;
  10.2    Registration Rights Agreement;
  10.3    Escrow Agreement;
  10.4    Voting Agreement;
  10.5    8% Convertible Debenture; and
  10.6    Warrant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of February 2005.

Isonics Corporation

By:	/s/ JAMES E. ALEXANDER James E. Alexander President and Chief Executive Officer

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  Item 1.01—Entry into a Material Definitive Agreement
  Item 2.03—Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
  Item 3.02—Unregistered Sales of Securities
  Item 9.01—Financial Statements and Exhibits